UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) June 17, 2013
TESORO LOGISTICS LP
(Exact name of registrant as specified in its charter)

Delaware	1-35143	27-4151603
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

19100 Ridgewood Pkwy San Antonio, Texas	78259-1828
(Address of principal executive offices)	(Zip Code)

(210) 626-6000
(Registrant's telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01	Completion of Acquisition or Disposition of Assets.

On June 19, 2013, Tesoro Logistics Northwest Pipeline LLC and Tesoro Logistics Operations LLC, subsidiaries of Tesoro Logistics LP (the "Partnership"), acquired the Northwest Products System from Chevron Pipe Line Company and Northwest Terminalling Company. The Northwest Products System consists of the Northwest Product Pipeline, a 760-mile Federal Energy Regulatory Commission-regulated common carrier products pipeline extending from Salt Lake City, Utah to Spokane, Washington, a 5-mile jet fuel pipeline to the Salt Lake City International Airport, certain products terminal rights, properties, facilities and equipment located at Boise and Pocatello, Idaho and Pasco, Washington.

The purchase price for the Northwest Products System was $354.8 million, which includes adjustments for working capital and is subject to post closing adjustments. The amount paid at closing was reduced by an advance deposit of $40 million, that the Partnership paid in December 2012 upon execution of the asset purchase and sale agreements. The Partnership financed the acquisition with proceeds from its offering of common units in January 2013.

The audited combined statements of revenues and direct operating expenses of the Northwest Products System for the years ended December 31, 2012 and 2011, including the related report of the independent auditor, the unaudited combined statements of revenues and direct operating expenses of the Northwest Products System for the three months ended March 31, 2013 and 2012, and the unaudited combined statements of assets acquired and liabilities assumed for the Northwest Products System as of March 31, 2013 and December 31, 2012, are attached as Exhibits 99.1, 99.2 and 99.3, respectively, hereto. The related unaudited pro forma financial information and the required audited acquisition date balance sheet for the Northwest Products System will be filed not later than 71 days after the date on which this Current Report on Form 8-K is required to be filed.

The foregoing description of the asset sale and purchase agreements is not complete and is qualified in its entirety by reference to the Asset Sale and Purchase Agreements, as amended, which are filed as Exhibits 2.1 through 2.5 to this Current Report on Form 8-K and incorporated herein by reference.

Item 7.01	Regulation FD Disclosure.

On June 17, 2013, the Partnership issued a press release announcing that the Federal Trade Commission approved the Partnership's acquisition of the Northwest Products System. A copy of the press release is attached as Exhibit 99.4 to this Current Report on Form 8-K and incorporated by reference herein.

On June 19, 2013, the Partnership issued a press release announcing the acquisition of the Northwest Products System. A copy of the press release is attached as Exhibit 99.5 to this Current Report on Form 8-K and incorporated by reference herein.

The information above is being furnished, not filed, pursuant to Item 7.01 of Form 8-K. Accordingly, the information in Item 7.01 of this Current Report, including Exhibits 99.4 and 99.5, will not be subject to liability under Section 18 of the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and will not be incorporated by reference into any registration statement or other document filed by the Partnership under the Securities Act of 1933, as amended, or the Exchange Act, unless specifically identified therein as being incorporated by reference.

Item 9.01	Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired

Audited combined statements of revenues and direct operating expenses of the Northwest Products System for the years ended December 31, 2012 and 2011, a copy of which is filed as Exhibit 99.1 to the Current Report on Form 8-K.

Unaudited combined statements of revenues and direct operating expenses of the Northwest Products System for the three months ended March 31, 2013 and 2012, a copy of which is filed as Exhibit 99.2 to the Current Report on Form 8-K.

Unaudited combined statements of assets acquired and liabilities assumed for the Northwest Products System as of March 31, 2013 and December 31, 2012, a copy of which is filed as Exhibit 99.3 to the Current Report on Form 8-K.
(d) Exhibits.

2.1
Asset Sale and Purchase Agreement by and between Tesoro Logistics Operations LLC and Northwest Terminalling Company dated as of December 6, 2012 (incorporated by reference herein to Exhibit 2.1 to the Partnership's Current Report on Form 8-K filed on December 11, 2012, File No. 1-35143).

2.2
Asset Sale and Purchase Agreement by and between Tesoro Logistics Northwest Pipeline LLC and Chevron Pipe Line Company dated as of December 6, 2012 (incorporated by reference herein to Exhibit 2.2 to the Partnership's Current Report on Form 8-K filed on December 11, 2012, File No. 1-35143).

2.3
Amendment to Northwest Products System - Terminal Interests Asset Sale and Purchase Agreement by and between Tesoro Logistics Operations LLC and Northwest Terminalling Company, dated as of March 28, 2013 (incorporated by reference herein to Exhibit 2.1 of the Partnership's Current Report on Form 8-K filed on April 1, 2013, File No. 1-35143).

2.4
Amendment to Northwest Products Pipeline System Asset Sale and Purchase Agreement by and between Tesoro Logistics Northwest Pipeline LLC and Chevron Pipe Line Company, dated as of March 28, 2013 (incorporated by reference herein to Exhibit 2.2 of the Partnership's Current Report on Form 8-K filed on April 1, 2013, File No. 1-35143).

2.5
Agreement Concerning Northwest Products System Asset Sale and Purchase Agreements among Chevron Pipe Line Company, Northwest Terminalling Company, Tesoro Logistics Northwest Pipeline LLC and Tesoro Logistics Operations LLC, dated as of May 17, 2013 (incorporated by reference herein to Exhibit 2.1 of the Partnership's Current Report on Form 8-K filed on May 20, 2013, File No. 1-35143).

*23.1	Consent of PricewaterhouseCoopers LLC

*99.1	Audited combined statements of revenues and direct operating expenses of the Northwest Products System for the years ended December 31, 2012 and 2011.

*99.2	Unaudited combined statements of revenues and direct operating expenses of the Northwest Products System for the three months ended March 31, 2013 and 2012.

*99.3	Unaudited combined statements of assets acquired and liabilities assumed for the Northwest Products System as of March 31, 2013 and December 31, 2012.

*99.4	Press release of the Partnership issued on June 17, 2013.

*99.5	Press release of the Partnership issued on June 19, 2013.
___________
* Filed herewith

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

Date: June 19, 2013

TESORO LOGISTICS LP
By:	Tesoro Logistics GP, LLC
Its General Partner

By:	/s/ G. SCOTT SPENDLOVE
G. Scott Spendlove
Vice President and Chief Financial Officer

Index to Exhibits

Exhibit Number	Description of Exhibit
2.1
Asset Sale and Purchase Agreement by and between Tesoro Logistics Operations LLC and Northwest Terminalling Company dated as of December 6, 2012 (incorporated by reference herein to Exhibit 2.1 to the Partnership's Current Report on Form 8-K filed on December 11, 2012, File No. 1-35143).

2.2
Asset Sale and Purchase Agreement by and between Tesoro Logistics Northwest Pipeline LLC and Chevron Pipe Line Company dated as of December 6, 2012 (incorporated by reference herein to Exhibit 2.2 to the Partnership's Current Report on Form 8-K filed on December 11, 2012, File No. 1-35143).

2.3
Amendment to Northwest Products System - Terminal Interests Asset Sale and Purchase Agreement by and between Tesoro Logistics Operations LLC and Northwest Terminalling Company, dated as of March 28, 2013 (incorporated by reference herein to Exhibit 2.1 of the Partnership's Current Report on Form 8-K filed on April 1, 2013, File No. 1-35143).

2.4
Amendment to Northwest Products Pipeline System Asset Sale and Purchase Agreement by and between Tesoro Logistics Northwest Pipeline LLC and Chevron Pipe Line Company, dated as of March 28, 2013 (incorporated by reference herein to Exhibit 2.2 of the Partnership's Current Report on Form 8-K filed on April 1, 2013, File No. 1-35143).

2.5
Agreement Concerning Northwest Products System Asset Sale and Purchase Agreements among Chevron Pipe Line Company, Northwest Terminalling Company, Tesoro Logistics Northwest Pipeline LLC and Tesoro Logistics Operations LLC, dated as of May 17, 2013 (incorporated by reference herein to Exhibit 2.1 of the Partnership's Current Report on Form 8-K filed on May 20, 2013, File No. 1-35143).

*23.1	Consent of PricewaterhouseCoopers LLC

*99.1	Audited combined statements of revenues and direct operating expenses of the Northwest Products System for the years ended December 31, 2012 and 2011.

*99.2	Unaudited combined statements of revenues and direct operating expenses of the Northwest Products System for the three months ended March 31, 2013 and 2012.

*99.3	Unaudited combined statements of assets acquired and liabilities assumed for the Northwest Products System as of March 31, 2013 and December 31, 2012.

*99.4	Press release of the Partnership issued on June 17, 2013.

*99.5	Press release of the Partnership issued on June 19, 2013.
___________
* Filed herewith

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